UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 20, 2002

Archer-Daniels-Midland Company

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois	62526
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (217) 424-5200

Item 7. Exhibits.

99.1	Certification of Principal Executive Officer, dated September 20, 2002, regarding the Annual Report on Form 10-K for the fiscal year ended June 30, 2002
99.2	Certification of Principal Financial Officer, dated September 20, 2002, regarding the Annual Report on Form 10-K for the fiscal year ended June 30, 2002
99.3	Statement Under Oath of Principal Executive Officer, dated September 20, 2002, regarding facts and circumstances relating to Securities Exchange Act of 1934 filings
99.4	Statement Under Oath of Principal Financial Officer, dated September 20, 2002, regarding facts and circumstances relating to Securities Exchange Act of 1934 filings

Item 9. Regulation FD Disclosure.

On September 20, 2002, Archer-Daniels-Midland Company (ADM) filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 with the SEC. In connection with the filing of the Form 10-K, ADM has provided to the SEC the certifications of its principal executive officer and principal financial officer required by 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002 (Section 906).

Copies of the certifications required by Section 906 are attached hereto as Exhibits 99.1 and 99.2.

Additionally, in accordance with Order No. 4-460 (the "Order") issued by the SEC on June 27, 2002, G.A. Andreas, Chairman and Chief Executive Officer of ADM, and D.J. Schmalz, Senior Vice President and Chief Financial Officer of ADM, subsequent to the filing of the Form 10-K, each filed the certified statements required to be filed by the Order.

Copies of the statements required by the Order are attached hereto as Exhibits 99.3 and 99.4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: September 20, 2002 By /s/ David J. Smith

David J. Smith

Senior Vice President, Secretary and

General Counsel

M1:912877.01

Index to Exhibits

Exhibit

Number Description Method of Filing

99.1	Certification of Principal Executive Officer, dated September 20, 2002, regarding the Annual Report on Form 10-K for the fiscal year ended June 30, 2002	Electronic Transmission
99.2	Certification of Principal Financial Officer, dated September 20, 2002, regarding the Annual Report on Form 10-K for the fiscal year ended June 30, 2002	Electronic Transmission
99.3	Statement Under Oath of Principal Executive Officer, dated September 20, 2002, regarding facts and circumstances relating to Securities Exchange Act of 1934 filings	Electronic Transmission
99.4	Statement Under Oath of Principal Financial Officer, dated September 20, 2002, regarding facts and circumstances relating to Securities Exchange Act of 1934 filings	Electronic Transmission

Exhibit 99.1

CERTICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Archer-Daniels-Midland Company (the "Company") on Form 10-K for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, G.A. Andreas, Chairman and Chief Executive of the Company, certify that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ G.A. Andreas

G.A. Andreas

Chairman and

Chief Executive

September 20, 2002

Exhibit 99.2

CERTICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Archer-Daniels-Midland Company (the "Company") on Form 10-K for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. J. Schmalz, Senior Vice President and Chief Financial Officer of the Company, certify that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ D. J. Schmalz

D. J. Schmalz

Senior Vice President and

Chief Financial Officer

September 20, 2002

Exhibit 99.3

Statement Under Oath of Principal Executive Officer

Regarding Facts and Circumstances Relating to Exchange Act Filings

I, G.A. Andreas, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Archer-Daniels-Midland Company, and, except as corrected or supplemented in a subsequent covered report:

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

the Annual Report on Form 10-K of Archer-Daniels-Midland Company for the

fiscal year ended June 30, 2002 filed with the Commission on September 20,

2002;

all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Archer-Daniels-Midland Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

any amendments to any of the foregoing.

/s/ G.A. Andreas Subscribed and sworn to

G.A. Andreas before me this 20th day of

Chairman and September, 2002.

Chief Executive

September 20, 2002

/s/ [Janet M. Ray ]

Notary Public

My Commission Expires: 9/19/05

Exhibit 99.4

Statement Under Oath of Principal Financial Officer

Regarding Facts and Circumstances Relating to Exchange Act Filings

I, D. J. Schmalz, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Archer-Daniels-Midland Company, and, except as corrected or supplemented in a subsequent covered report:

* ;no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

the Annual Report on Form 10-K of Archer-Daniels-Midland Company for the

fiscal year ended June 30, 2002 filed with the Commission on September 20,

2002;

all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Archer-Daniels-Midland Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

any amendments to any of the foregoing.

/s/ D. J. Schmalz Subscribed and sworn to

D. J. Schmalz before me this 20th day of

Senior Vice President and September, 2002.

Chief Financial Officer

September 20, 2002

/s/ [Janet M. Ray ]

Notary Public

My Commission Expires:9/19/05